Filed under Rule 497(e)

Registration No. 333-53589

VALIC Company II

Capital Appreciation Fund

(the “Fund”)

Supplement dated April 27, 2018, to the Fund’s Prospectus

dated January 1, 2018, as supplemented and amended to date

On April 23, 2018, the Board of Trustees (the “Board”) of VALIC Company II (the “Trust”), including a majority of those trustees who are not interested persons of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a new Investment Sub-Advisory Agreement (the “Subadvisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and BMO Asset Management Corp. (“BMO AM”) with respect to the Fund. BMO AM will replace BNY Mellon Asset Management North America Corporation (formerly known as The Boston Company Asset Management, LLC) as a subadviser to the Fund. It is currently anticipated this change will become effective on or about June 7, 2018 (the “Effective Date”).

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record on May 31, 2018, will receive a notice explaining how to access an information statement that contains additional information you should know about the new Subadvisory Agreement.

On the Effective Date, the following changes to the Prospectus will become effective:

The section entitled “Fund Summary: Capital Appreciation Fund – Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

The Fund invests in equity securities of large-sized U.S. companies similar in size, at the time of purchase, to those within the Russell 1000® Growth Index. As of March 31, 2018, the market capitalization range of the companies in the Russell 1000® Growth Index was approximately $3.0 billion to $880.0 billion. The subadviser selects stocks using a unique, growth-oriented approach, focusing on high quality companies with sustainable earnings growth that are available at reasonable prices, which combines the use of proprietary analytical tools and the qualitative judgments of the investment team. In general, the subadviser believes companies that are undervalued relative to their fundamentals and exhibit improving investor interest outperform the market over full market cycles. As a result, the subadviser’s investment process begins by using tools to rank stocks based on expected returns, construct preliminary portfolios with the use of fundamental factors, and manage risk. All purchases and sales of portfolio securities, however, are subjected ultimately to the investment team’s qualitative judgments developed from their cumulative investment experience. The entire process is designed to focus on company fundamentals through both quantitative and qualitative analysis to balance return generation with risk management.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

In the section entitled “Fund Summary: Capital Appreciation Fund – Principal Risks of Investing in the Fund,” the risk factors Depositary Receipts Risk, Mid-Cap Company Risk and Small-Cap Company Risk are deleted in their entirety.

The following is added to the section entitled “Fund Summary: Capital Appreciation Fund – Principal Risks of Investing in the Fund.”

Growth Style Risk. Generally, “growth” stocks are stocks of companies that a subadviser believes have anticipated earnings ranging from steady to accelerated growth. Many investors buy growth stocks because of anticipated superior earnings growth, but earnings disappointments often result in sharp price declines.

Growth companies usually invest a high portion of earnings in their own businesses so their stocks may lack the dividends that can cushion share prices in a down market. In addition, the value of growth stocks may be more sensitive to changes in current or expected earnings than the value of other stocks, because growth stocks trade at higher prices relative to current earnings.

In the section entitled “Fund Summary: Capital Appreciation Fund – Performance Information,” the second paragraph is deleted in its entirety and replaced with the following:

BMO Asset Management Corp. assumed subadvisory duties on June 7, 2018. From December 5, 2011, to June 6, 2018, BNY Mellon Asset Management North America Corporation served as subadviser to the Fund. From August 28, 2006, to December 2, 2011, Bridgeway Capital Management, Inc. served as subadviser to the Fund.

The section entitled “Fund Summary: Capital Appreciation Fund – Investment Adviser” is deleted in its entirety and replaced with the following:

Investment Adviser

The Fund’s investment adviser is The Variable Annuity Life Insurance Company. The Fund is subadvised by BMO Asset Management Corp.

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since

David A. Corris Head of Quantitative Stock Selection, Managing Director	2018
Jason C. Hans Director, Portfolio Manager	2018
Ernesto Ramos, Ph.D. Head of Quantitative Equity Strategy, Managing Director	2018

For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 52.

In the section entitled “Management — Investment Subadvisers,” all references to BNY Mellon Asset Management North America Corporation as subadviser to the Fund are deleted in their entirety. In addition, in such section, the following is added:

Capital Appreciation Fund

BMO Asset Management Corp. (“BMO Asset Management”)

115 S. LaSalle Street, Chicago, Illinois 60603

BMO Asset Management is a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a publicly-held Canadian diversified financial services company. As of February 28, 2018, BMO Asset Management had approximately $38.4 billion in assets under management.

The Capital Appreciation Fund is managed by David A. Corris, Jason C. Hans, and Ernesto Ramos, Ph.D. Mr. Corris joined BMO Asset Management in 2008 where he currently serves as Head of Quantitative Stock Selection and a Managing Director. He is a CFA charterholder. Mr. Hans joined BMO Asset

Management in 2008 where he currently serves as a Director and Portfolio Manager. He is a CFA charterholder. Dr. Ramos joined BMO Asset Management in 2005 where he currently serves as Head of Quantitative Equity Strategy and a Managing Director.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under 497(e)

Registration No. 333-53589

VALIC Company II

Capital Appreciation Fund

(the “Fund”)

Supplement dated April 27, 2018, to the Fund’s

Statement of Additional Information (“SAI”)

dated January 1, 2018, as supplemented and amended to date

The following changes to the SAI are effective on or about June 7, 2018.

In the table beginning on page 41 under the section entitled “Investment Subadvisers,” the reference to BNY Mellon Asset Management North America Corporation (“BNY AM,” formerly known as The Boston Company Asset Management, LLC) with respect to the Fund is deleted and replaced with BMO Asset Management Corp. (“BMO AM”).

The first paragraph after the table on page 42 of the SAI is supplemented as follows:

BMO AM is a wholly-owned subsidiary of BMO Financial Corp. and an indirect wholly-owned subsidiary of the Bank of Montreal.

On page 43, under the section entitled “Investment Subadvisers,” the table with respect to the Fund is deleted and replaced with the following:

Capital Appreciation Fund[6]	BNY AM	227,733	225,521	239,034
	BMO AM	—	—	—

[6]	Effective June 7, 2018, BMO AM replaced BNY AM as the subadviser of the Capital Appreciation Fund

On page 46, under the section entitled “Portfolio Managers – Other Accounts,” BNY AM’s portfolio manager information with respect to the Fund is deleted and replaced with the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts*
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)
BMO AM	David Corris	10	$1,899	6	$5,038	143	$6,718
	Jason C. Hans	3	$912.5	6	$5,038	107	$6,182
	Ernesto Ramos, Ph.D.	6	$1,071	13	$6,551	107	$6,315

*As of February 28, 2018.

The section of the SAI entitled “Compensation and Potential Conflicts of Interest” beginning on page 47 is supplemented as follows:

BMO Asset Management Corp.

Compensation.

Compensation for the portfolio managers of BMO AM consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a short-term incentive program (“bonus”) which is tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Portfolio managers also may have a long-term incentive program consisting of restricted share units or other units linked to the performance of BMO AM.

The compensation program has a dual mandate to align the investment team’s interests with those of the client, and to attract and retain high caliber investment professionals. Senior management relies on Human Resources professionals to conduct periodic industry surveys, typically on an annual basis, to determine appropriate market levels of base and total compensation for all investment professionals.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long-term profit from fee-based client relationships than it is on short-term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

Conflicts of Interest.

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, in addition to the Capital Appreciation Fund, which may have different investment guidelines and objectives. These accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, a limited opportunity may exist to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, BMO AM has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance department. The portfolio managers must make investment decisions without taking into consideration or being in possession of material, non-public information about the securities and other instruments in which they invest. BMO AM has established procedures to prevent portfolio managers from trading on material, non-public information.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.